CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Gala Global, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Amendment 1 to the Quarterly Report on Form 10-Q for the quarter ended August 31, 2011 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                               /s/Mikhail Muyingo

                               ----------------------

                               Mikhail Muyingo

                               Principal Executive Officer, Controller

                               Principal Financial Officer, Director

November 9, 2011